Discontinued operations	12 Months Ended
Dec. 31, 2023
Discontinued operations
Discontinued operations

31       Discontinued operations

In December 2021, the Group sold the participation in Aeropuertos Andinos del Perú S.A. (“AAP”). CAAP’s decision to no longer operate in Peru is part of a long-term strategic plan that seeks to concentrate efforts and resources towards core and relevant assets in jurisdictions with long-term meaningful growth opportunities.

AAP was not previously classified as an asset held for sale or as a discontinued operation. The comparative Consolidated Statement of Income, Statement of Comprehensive Income and Statement of Cash Flow has been re-presented to show the discontinued operation separately from continuing operations.

For the sale of the shares in the associate, the company received USD 5 thousand, while it has committed to make a one-time payment to the buyer for assumed liabilities and future CAPEX commitments of AAP amounting to USD 17.2 million, of which USD 2.5 were paid in 2021 while the remaining USD 14.7 million were paid in four installments between January and December 2022.

As of December 31, 2021, the operation resulted in a reversal of currency translation adjustment loss of USD 0.9 million and a loss of USD 21.2 million which are shown in the statement of comprehensive income and in the statement of income respectively, as well as in a decrease of the Investments in associates of USD 3.1 million.

In this operation, it was also agreed that the guarantees, which CAAP had issued in favor of AAP, remained in force until December 2022, when the last payment owed by CAAP was disbursed and the guarantees released.